                                                                   EXHIBIT 10.23

                            THE 1130 RAINIER BUILDING

                           STANDARD FORM OFFICE LEASE

                                     BETWEEN

                         1130 RAINIER LLC, A WASHINGTON
                            LIMITED LIABILITY COMPANY

                                    Landlord

                                       and

  LOUDEYE CORP., A DELAWARE CORPORATION AND LOUDEYE ENTERPRISE COMMUNICATIONS,
                          INC., A DELAWARE CORPORATION

                                     Tenant

                                TABLE OF CONTENTS

1.  Terms and Definitions.......................................................       4

2.  Premises and Common Areas Leased............................................       5

3.  Term........................................................................       5

4.  Possession..................................................................       5

5.  Annual Basic Rent...........................................................       5

6.  Rental Adjustment...........................................................       6

7.  Security Deposit............................................................       7

8.  Use.........................................................................       7

9.  Payment and Notices.........................................................       7

10. Brokers.....................................................................       7

11. Holding Over................................................................       7

12. Taxes on Tenant's Property..................................................       8

13. Condition of Premises.......................................................       8

14. Alterations.................................................................       8

15. Repairs.....................................................................       9

16. Liens.......................................................................       9

17. Entry by Landlord..........................................................        9

18. Utilities and Services......................................................       9

19. Bankruptcy..................................................................      10

20. Indemnification.............................................................      10

21. Damage to Tenant's Property.................................................      10

22. Tenant's Insurance..........................................................      10

23. Damage or Destruction.......................................................      11

24. Eminent Domain..............................................................      12

25. Defaults and Remedies.......................................................      12

26. Assignment and Subletting...................................................      13

27. Subordination...............................................................      14

28. Estoppel Certificate........................................................      14

29. Building Planning - Deleted.................................................      14

30. Rules and Regulations.......................................................      14

31. Governing Law...............................................................      14

32. Successors and Assigns......................................................      14

33. Surrender of Premises.......................................................      14

34. Attorney's Fees.............................................................      14

35. Performance by Tenant.......................................................      15

36. Mortgage Protection.........................................................      15

37. Definition of Landlord......................................................      15

38. Waiver......................................................................      15

39. Identification of Tenant....................................................      15

40. Parking.....................................................................      15

41. Terms and Headings..........................................................      15

42. Examination of Lease........................................................      15

43. Time........................................................................      15

44. Prior Agreement; Amendments.................................................      16

45. Separability................................................................      16

46. Recording...................................................................      16

47. Limitation on Liability.....................................................      16

48. Riders......................................................................      16

49. Modification for Lender.....................................................      16

50. Accord and Satisfaction.....................................................      16

                            THE 1130 RAINIER BUILDING

                           STANDARD FORM OFFICE LEASE

This Lease is made as of the 20th day of December, 2003, by and between Landlord and Tenant, hereinafter designated.

1. TERMS AND DEFINITIONS. For the purpose of this Lease, the following Terms shall have the following definitions and meanings:

    a.   LANDLORD: 1130 Rainier LLC, a Washington Limited Liability Company

    b.  LANDLORD'S ADDRESS:

                   c/o Seavest Realty Inc.
                   5030 Roosevelt Way NE Suite 300
                   P.O. Box 95430
                   Seattle, WA 98145-2430

    c. TENANT: Loudeye Corp., a Delaware corporation and Loudeye Enterprise Communications, Inc., a Delaware corporation

    d.   TENANT'S ADDRESS:
         1130 Rainier Ave So. Suite_200
         Seattle, WA 98144

    e. PREMISES: Those certain premises outlined on the floor plan attached hereto as Exhibit A and by this reference incorporated herein, consisting of approximately 41,753 rentable square feet, being the entire first and second floors of the Building, designated as Suite
         No. 200. The address of the Building is 1130 Rainier Ave. So., Seattle, WA 98144. Provided however, only during the period January 1, 2003, through March 31, 2004, the premises shall include the entire first floor and only the east side of the second floor , totaling 31,572 square feet.

    f. TERM: A period of 2 years and 0 months, beginning on the Commencement Date and ending on December 31, 2005, if not sooner terminated by Landlord in accordance with the provisions of Addendum A, attached hereto and by this reference incorporated herein.

    g. BUILDING STANDARD WORK: All the work to be done, or which has been done, at Landlord's expense in the Premises pursuant to the provisions of the Work Letter Agreement, described in Paragraph 2 below.

    h. BUILDING NONSTANDARD WORK: All the work to be done, or which has been done, in the Premises by Landlord pursuant to the provisions of the Work Letter Agreement, other than Building Standard Work.

    i. LEASEHOLD IMPROVEMENTS: The aggregate of the Building Standard Work and the Building Nonstandard Work.

    j.   COMMENCEMENT DATE: The earlier of the following dates:

         (i) January 1, 2004.

         (ii)

         (iii)

    k. ANNUAL BASIC RENT: PER ADDENDUM A, ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.

    l.   DIRECT EXPENSES BASE: Year 2000

    m.   TENANT'S PERCENTAGE: 67.12%

    n. SECURITY DEPOSIT:. $153,058, payable, along with the first month's rent, no later than 10:00 a.m. on January 2, 2004.

    o. PARKING: 31.5 numbered and reserved uncovered parking spaces, plus half the guest and handicapped uncovered spaces available for $25.00 each per parking stall per month during the term of this Lease.

    p.   BROKERS:

            LANDLORD'S:   Seavest Realty Inc.

            TENANT'S:     NONE

Landlord's Initials                                Tenant's Initials

__________________                                 __________________

2.       PREMISES AND COMMON AREAS LEASED.

         a. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Subparagraph 1.e. The Premises are, or shall be, improved by Landlord with the Leasehold improvements described in the Work Letter Agreement, a copy of which is attached hereto and marked Exhibit "B" and Exhibit "B-1" and incorporated herein by this reference. It is agreed for the purpose of this Lease, that the Premises have an area of approximately the number of square feet designated in Subparagraph 1.e., situated on the floor(s) designated in Subparagraph 1.e., of that certain office building located at the address designated in Subparagraph 1.e. (hereinafter called the "Building"). The Premises exclude the common stairways, stairwells, access ways and pipes, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building.

         The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         b. Tenant shall have the nonexclusive right to use, in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 30 below, the following areas appurtenant to the Premises:

            (i) The common entrances, lobbies, rest rooms, elevators, stairways and access ways, loading docks, ramps, drives and platforms and any passageways and service ways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises, which Landlord shall exercise reasonable diligence to timely maintain and repair;

            (ii) Common walkways and sidewalks necessary for access to the Building maintained by Landlord.

         c. Upon reasonable advance notice to Tenant, Landlord reserves the right from time to time without unreasonable interference with Tenant's use:

            (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building.

            (ii) To alter or relocate any other common facility.

3. TERM. The Term of this Lease shall be for the period designated in Subparagraph 1.f., commencing on the Commencement Date and ending on the expiration of such period, unless the Term hereby demised shall be sooner terminated as hereinafter provided. Upon commencement of the Term, this Lease shall be amended to set forth the actual date of commencement and expiration of the Term.

4. POSSESSION. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the date above specified for the commencement of the Term of this Lease, this Lease shall not be void or voidable, unless Landlord shall be unable to deliver possession of the Premises to Tenant by July 1, 1999, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, (but the expiration date of the above Term shall be extended by the number of days of such delay) but in such event Tenant shall not be liable for any rent until such time as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. Should Landlord tender possession of the Premises to Tenant prior to the date specified for commencement of the Term hereof, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all the terms, covenants and conditions of this Lease, including the payment of rent.

5.       ANNUAL BASIC RENT.

              a. Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Subparagraph l.k. (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments, each in advance on the first day of each and every calendar month during the Term, except that the first month's Rent shall be paid upon execution hereof. Landlord shall consider the payment of Annual Basic Rent to be in arrears if it has not been received on or before the fifth (5th) day of each month. In the event the Term of this Lease commences or ends on a day other than the first or last day of a calendar month, then the Rent for such period shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such Rent shall be paid at the commencement of such period. In addition to the Annual Basic Rent, Tenant agrees to pay the amount of the Rental Adjustments as and when hereinafter provided in this Lease. Said rental shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1.b. or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant agrees to pay as Additional Rent to Landlord, upon demand, Tenant's percentage of any parking charges, utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations hereof, promulgated by any federal, state, regional, municipal or local governmental authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance and repairs, shall be considered Additional Rent for the purposes of this Lease, and the word "Rent" in this Lease shall include such Additional Rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

              b. Deleted.

              c. LATE CHARGES. In the event Tenant fails to pay any installment of Rent when due, including any grace period, or in the event Tenant fails to make any other payment to be made under this Lease when due, including any grace period, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra cost incurred as a result of such late payment.

6. RENTAL ADJUSTMENT.

              a. For the purpose of this Subparagraph 6.a. the following Terms are defined:

                  (i) LEASE YEAR: Each calendar year of the Term of this Lease.

                  (ii) TENANT'S PERCENTAGE: That portion of the building occupied by Tenant divided by the total square footage of the Building available for occupancy, which result is set forth as a percentage in Subparagraph 1.m.

                  (iii) DIRECT EXPENSE BASE: The amount of the annual Direct Expenses which Landlord has included in the Annual Basic Rent and which amount is set forth in Subparagraph 1.1.

                  (iv) DIRECT EXPENSES: The Term "Direct Expenses" shall include:

                      (a) Property tax costs consisting of real and personal property taxes and assessments upon the Building and the land upon which it is located or assessments levied in lieu thereof imposed by any governmental authority or agency, and non-progressive tax on or measured by gross rental received from the rental of space in the Building; any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including cost of attorneys or expert reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

                      (b) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Building and the land upon which it is located, exclusive of costs required by this Lease to be paid by Tenant such as all its utilities or required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: cost of insurance, supplies, services of independent contractors, managers, other suppliers, the fair rental value of the Building office, cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the management, operation maintenance, and repair of the Building, its equipment, parking facilities and the Common Areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, watchmen and gardeners, but excluding persons performing services not uniformly available to or performed for substantially all Building tenants.

                      (c) Amortization of such reasonable capital improvements as Landlord may have constructed: (1) for the purpose of reducing operating costs and (2) to comply with governmental rules and regulations promulgated after completion of the Building.

              b. If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any Lease Year exceeds Tenant's percentage of the Direct Expense Base, then Tenant shall pay such increase as additional rent. As soon as possible each year Landlord shall give to Tenant an unaudited written statement of the increase in rent payable by Tenant hereunder which shall be due and payable upon receipt. In addition, for each year after the First Lease Year, Tenant shall pay its percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expense Base. This amount shall be divided into twelve (12) equal monthly installments. Tenant shall pay to Landlord concurrently with the regular monthly rent payments next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered. If in any calendar year Tenant's Percentage of actual Direct Expenses is less than the estimate for that year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Tenant's Percentage of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Lease Year.

              c. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant Percentage of Direct Expenses for the year in which this Lease Terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

7. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit designated in Subparagraph 1.n. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited by the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other such amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit. Should Landlord sell its interests in the Premises during the Term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit.

8. USE. Tenant shall use the Premises for general business office and internet broadcast purposes and uses incidental thereto, and shall not use the Premises, or permit or suffer the Premises to be used for any other purpose without the written consent of Landlord, which consent will not be unreasonably withheld, delayed, or conditioned. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, or any master lease underlying the Premises which Tenant has been notified, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be in violation of law or of said certificate of occupancy or ground lease. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate, restrict or increase the cost of any fire, "All-Risk", extended coverage or other insurance policy covering the Building and/or property located therein, and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau, or any other organization performing a similar function. Tenant shall, promptly, upon demand, reimburse Landlord for any additional premium charged to Landlord for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 8, and upon such payment, shall not be in breach of the preceding sentence. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in, on or about the Premises.

9. PAYMENT AND NOTICES. All Rent and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated by Landlord in Subparagraph l.b. or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at the Building of which the Premises are a part; or to Landlord at its address designated in Subparagraph l.b. Either party may, by written notice to the other, specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more than one tenant is named under this Lease, service of any notice upon any one of said tenants shall be deemed as service upon all said tenants.

10. BROKERS. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Subparagraph l.p., and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorney's fees and costs.

11. HOLDING OVER. If Tenant holds over after the expiration or earlier Termination of the Term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred twenty-five percent (125%) of the Rent in effect upon the date of such expiration, and otherwise subject to the terms, covenants and conditions herein specified so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal or extension of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender, including attorney's fees and costs incurred by Landlord in evicting Tenant.

12. TAXES ON TENANT'S PROPERTY.

         a. Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, then Landlord, after written notice to Tenant, shall have the right to pay the taxes based upon such increased assessments, regardless of the validity thereof, but only under proper protest if requested by Tenant in writing. If Landlord shall do so, then Tenant shall, upon demand, repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment.

         b. If the Leasehold Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Leasehold Improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be real property taxes and assessments levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12.a. If the records of the County Assessors are available and sufficiently detailed to serve as a basis for determining whether said Leasehold improvements are assessed at a higher valuation than Landlord's "Building Standard", such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual costs of construction shall be used.

13. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition except for leasehold improvements yet to be completed, if any. Tenant accepts the premises "As Is".

14. ALTERATIONS.

         a. Tenant shall make no alterations, decorations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics first approved by Landlord in writing. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction. Before commencing any work, Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work, and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's liens filed against the Premises or against the Building for work claimed to have been done, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the Term hereof. However, Landlord may, by written notice to Tenant, given at least thirty (30) days prior to the end of the Term, require Tenant to remove all partitions, counters, railings, and the like, installed by Tenant, and Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair. Such removal by Tenant of any such improvements shall not interfere, in any way, with any other tenant's quiet enjoyment of the Building.

         b. All moveable articles of personal property and all moveable, unattached business and trade fixtures, machinery and equipment, furniture and partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option and without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon (i) any amounts due under this Lease from Tenant to Landlord and (ii) the expenses incident to the removal and sale of said effects.

         c. Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without insuring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such reasonable changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises, if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, and to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable. Nothing contained in this Subparagraph 14.c. shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority. Nothing contained in this Subparagraph 14.c. shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part other than as expressly provided in this Lease.

15. REPAIRS.

         a. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof, including all interior windows and doors. Tenant shall, upon the expiration or sooner termination of the Term hereof, surrender the Premises to Landlord in the same condition as when received, except for normal wear and tear or any alterations that have been approved by Landlord as designated in advance in writing at the time of Landlord's approval. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof except as specifically provided in Exhibits "B" and "B-1". The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically set forth.

         b. Anything contained in Subparagraph 15.a. above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, the foundation, the structural roof lid ( including its water tightness), the basic plumbing, heating, ventilating, air conditioning, and electrical systems furnished or installed by Landlord unless such maintenance and repair is caused in whole or in part by the negligent act, neglect, fault of or the omission of any duty by Tenant, its agents, servants, employees, guests, invitees, officers or directors, in which case Tenant shall pay to Landlord as additional rent the reasonable cost of such maintenance or repair. The reasonable cost of all such repair and maintenance shall be included in the expenses passed through to Tenant by Landlord as Additional rent. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time not to exceed twenty one (21) days, unless said repair or maintenance cannot be reasonably completed within said twenty one day period, in which case Landlord shall diligently make such repair, in no event later than ninety (90) days from the effective date of Tenant's notice to Landlord.

16. LIENS. Tenant shall not permit any mechanic's, material men's or other liens to be filed against the real property of which the Premises form a part nor against Tenant's leasehold interest in the Premises. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

17. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times, upon reasonable advance notice to Tenant, have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants (as to whom four (4) hours advance notice shall be deemed reasonable), improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of Rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. For each of the aforesaid purposes, Landlord shall at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

18. UTILITIES AND SERVICES. Provided that Tenant is not in default of this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as Exhibit "D", subject to the conditions and in accordance with the standards set forth therein. Landlord shall not be liable for, Tenant shall not be entitled to any abatement or reduction of rent by reason of, and no eviction of Tenant shall result from, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of, Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor dispute of any character, governmental regulation, moratorium or other cause beyond Landlord's reasonable control. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to promptly resume service. Tenant shall pay for the entire cost of the utilities furnished to it to be billed to Tenant by Landlord as additional rent. If any such utilities are not separately metered, Lessor shall pro rate the same on an equitable basis.

19. BANKRUPTCY. If Tenant shall file a petition of bankruptcy under any Chapter of the Bankruptcy Act as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property, and the order appointing such receiver or trustee shall not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall by operation of law or otherwise devolve or pass to any person or persons other than Tenant, then in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Subparagraph 25.b. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises, but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 19.

20. MUTUAL INDEMNIFICATION. Tenant, (or Landlord, as the case may be) shall indemnify, defend and hold harmless Landlord (or Tenant) against and from any and all claims arising from Tenant's (or Landlord's) use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant (or Landlord) in or about the Premises. Tenant (or Landlord) shall further indemnify, defend and hold harmless Landlord (or Tenant) against and from any and all claims arising from any breach or default in the performance or any obligation on Tenant's (or Landlord's) part to be performed under the Terms of this Lease, or arising from any act, neglect, fault or omission of Tenant (or Landlord ) or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord (or Tenant) by reason of any such claim, Tenant, (or Landlord) upon notice from Landlord, (or Tenant) shall defend the same at Tenant's (or Landlord) expense by counsel approved in writing by Landlord (or Tenant). Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever, except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure.

21. DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Paragraph 20 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, not for loss or damage to any property by theft or otherwise, not for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever except to the extent that such damage or loss is attributable to the breech of any of Landlord's obligations hereunder. Landlord or its agents shall not be liable for interference with light or other incorporeal heraditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

22. TENANT'S INSURANCE.

         a. Tenant shall, during the Term hereof and any other period of occupancy, at its sole cost and expense, obtain, maintain and keep in full force and effect the following insurance:

           (i) Standard Form Property Insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon property of every description and kind owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building, including without limitation, furniture, fittings, installations, fixture (other than Building Standard Work), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the parties shall submit their dispute to binding arbitration for resolution. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as Additional Insured as their respective interests may appear.

           (ii) Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $3,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Paragraph 20 hereof) and shall (a) name Landlord as an Additional Insured, (b) contain a Cross Liability provision, and (c) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord".

           (iii) Workmen's Compensation and Employer's Liability Insurance (as required by state law).

           (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

         b. All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Tenant shall deliver to Landlord Certificates of Insurance satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as Additional Rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 22, Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

23. DAMAGE OR DESTRUCTION.

         a. In the event the Building and/or Building Standard Work are damaged by fire or other perils covered by Landlord's extended coverage insurance Landlord shall:

           (i) In the event of total destruction, at Landlord's option, within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of the Building and/or Building Standard Work and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within said ninety (90) day period elect not to so repair, reconstruct or restore the Building and/or Building Standard Work in which event this Lease shall terminate. In the event Landlord elects not to restore the Building and/or Building Standard Improvements, this Lease shall be deemed to have terminated as of the date of such total destruction.

           (ii) In the event of a partial destruction of the Building and/or Building Standard Improvements, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the building and/or the Building Standard Improvements may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work or repair reconstruction and restoration is such as to require a period longer than ninety
(90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore and this Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and this Lease shall in such event terminate. Under any of the conditions of this Subparagraph 23. a. (ii), Landlord shall give written notice to Tenant of its intention within said ninety (90) day period. In the event Landlord elects not to restore said Building and/or

Building Standard Improvements, this Lease shall be deemed to have terminated as of the date of such partial destruction.

         b. Upon any termination of this Lease under any of the provisions of this Paragraph 23, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefor accrued and are then unpaid.

         c. In the event of repair, reconstruction and restoration by Landlord as herein provided, the Rent provided to be paid under this Lease shall be abated proportionately with the degree to which Tenant's use of the premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         d. Tenant shall not be released from any of its obligations under this Lease, except to the extent and upon the conditions expressly stated in this Paragraph 23. Notwithstanding anything to the contrary contained in this Paragraph 23, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period.

         e. In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

         f. It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

         g. Notwithstanding anything to the contrary contained in Paragraph 21, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 23 occurs during the last twelve (12) months of the Term of this Lease. In the event Landlord exercises its rights hereunder, the lease shall terminate effective as of the date of the casualty.

24. EMINENT DOMAIN. In the case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord, at its option, may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the premises to substantially the same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant of the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph 24 shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

25. DEFAULTS AND REMEDIES.

         a. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

           (i) The vacation or abandonment of the premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence from the Premises for five (5) business days or longer while in default of any provision of this Lease.

           (ii) The failure by Tenant to make any payment of Rent or Additional Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

           (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 25.a.(i) or (ii) above where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than ninety (90) days from the date of such notice from Landlord.

           (iv) The making by Tenant of any general assignment for the benefit of creditors.

           (v) The filing by or against Tenant of a petition to have Tenant adjudged as bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days).

           (vi) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days.

           (vii) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

         b. In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to do so terminate this lease then Landlord may recover from Tenant:

             (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

             (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

             (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

             (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         As used in Subparagraphs 25.b(i) and (ii), the "worth at the time of award" is computed by allowing interest at the lesser of eighteen per cent (18%) per annum, compounded monthly, or the maximum rate permitted by law per annum. As used in subparagraph 25.b(iii), the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         c. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25.c. shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court or competent jurisdiction.

         d. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payment due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

       26. ASSIGNMENT AND SUBLETTING.

       a. Tenant shall not, either voluntarily or by operation of law, assign, sublease, sell, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as work space, storage space, mail drop, concession or otherwise, by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld, delayed, or conditioned. Any merger, acquisition, lease, sale, or other conveyance, whether voluntary or involuntary, of : (1) thirty seven and one half percent (37.5%) or more of Tenant's voting stock; or (2) thirty seven and one half percent (37.5%) or more of Tenant's assets shall be deemed to be an event of assignment of this Lease requiring Landlord's prior written consent. For purposes of the preceding sentence, the term "Tenant" shall include, without limitation, all subsidiary corporations and all other entities owned or controlled by Tenant.

In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least thirty (30) days prior to the date when Tenant desires the assignment to sublease to be effective (the "Assignment Date"), Tenant shall give Landlord a notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such information is provided to it.

Any sale, assignment, sublease, hypothecation or transfer of this Lease or subletting of the Premises that is not in compliance with the provisions of this Subparagraph 26.a. shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment of subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $750.00 for costs incurred in connection with evaluating the Assignment Notice. This Subparagraph 26.a. shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

         b. Landlord shall not unreasonably withhold consent to any assignment, sublease, sale, hypothecation or transfer of this Lease. As used in this Paragraph 26, the subletting of substantially all of the Premises for substantially all of the remaining Term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Landlord shall consent to the assignment, sublease, sale or transfer if the Assignment Notice states that Tenant desires to assign(or sublease) this Lease to any entity into which Tenant is merged, with which Tenant is consolidated or which acquires all of substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this Paragraph 26 shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have both a liquid and non liquid net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the liquid and non liquid net worth (as so determined) of Tenant immediately prior to the assignment.

         c. Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld. If Tenant shall sublet all or any portion of the Premises that Tenant has occupied for its own use at any time, then one half (1/2) of any consideration paid by the sublessee for the portion of the Premises being sublet that previously was occupied by Tenant that exceeds the Annual Basic Rent and Rental Adjustments provided by this Lease for such portion of the Premises being sublet shall be due, owing and payable by Tenant to Landlord when paid or owing by the sublessee under the sublease. Should the consideration paid by the sublessee exceed the rental amounts stated above, Tenant shall be entitled to reimbursement for Leasing Commissions or Landlord-approved Tenant Improvements Tenant paid to procure the sublease, amortized in equal, non-interest bearing, monthly installments over the term of the sublease only to the extent of the lesser of the amount of said lease commissions and/or Landlord
- approved Tenant Improvements or the amount of such excess. For the purpose of this Subparagraph 26.c., the rent for each square foot of floor space in the Premises shall be deemed equal.

27. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the building, this Lease shall be subject and subordinate at all times to:

         a. all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and

         b. the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security.

         Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of said successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, and reasonably acceptable to Tenant any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust and hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant. Provided Tenant is not in default under this Lease, any such successor in interest to Landlord shall not disturb Tenant's occupancy and enjoyment of the Premises.

28. ESTOPPEL CERTIFICATE.

         a. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (i) the Commencement Date of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the Rent and other sums payable under this Lease have been paid: (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant' statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 28 may be relied upon by any mortgagee, beneficiary, purchaser, or prospective purchaser of the Building, property or any interest therein.

         b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's Rent has been paid in advance.

29. BUILDING PLANNING - DELETED.

30. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit "C", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

31. GOVERNING LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Washington.

32. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

33. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

34. ATTORNEY'S FEES.

         a. In the event that either party hereto should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

         b. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees.

35. PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than Annual Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Annual Basic Rent.

36. MORTGAGE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default on the same terms and conditions as are contained in the Lease beginning as of the date the notice from Tenant is received by such beneficiary or mortgage, including the time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

37. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the Lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord thereunder, during its ownership to the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

38. WAIVER. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the rights of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

39. IDENTIFICATION OF TENANT. IF MORE THAN ONE PERSON OR ENTITY EXECUTES THIS LEASE AS TENANT:

         a. each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and

         b. the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally.

         The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extensions, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them has so acted or so given or received such notice or refund or so signed.

40. PARKING. As an appurtenance to the Premises, Tenant is entitled to use the number of parking spaces in the parking facilities of the Building designated in Subparagraph 1.o. Tenant may use such parking spaces upon the terms and conditions provided in the Parking Rules attached hereto as Exhibit "E", if any, and all reasonable and nondiscriminatory modifications thereto from time to time put into effect by Landlord. Landlord may contract with a Parking Operator to operate the parking facilities. Landlord and the Parking Operator shall not be responsible for the violation or nonperformance by any other tenant or any agent, employee or invitee thereof of any of said terms and conditions. Tenant shall pay to Landlord, as and when billed and as Additional Rent, the amount per space designated in Paragraph 1.o., if any, times the number of spaces shown there, or such other nondiscriminatory charges for monthly parking set forth from time to time by Landlord.

41. TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

42. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

43. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

44. PRIOR AGREEMENT; AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

45. SEPARABILITY. Any provision of this lease which shall prove to be invalid, void or illegal in no way affect, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

46. RECORDING. Neither Landlord or Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

47. LIMITATION ON LIABILITY. Deleted.

48. RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

49. MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

50. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

         Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or a common law.

         IN WITNESS WHEREOF, the parties have executed the Lease as of the date first above written.

LANDLORD:                                  TENANT:

1130 Rainier LLC, a Washington limited     Loudeye Corp., a Delaware corporation
liability company

by SEAVEST FINANCIAL CORPORATION
   a Washington Corporation, managing
   member                                  by:__________________________________

by__________________________________       Its:_________________________________
  Paul E. Krug, President

                                           LOUDEYE ENTERPRISE COMMUNICATIONS,
                                           INC., A DELAWARE CORPORATION

                                           by:__________________________________

                                           Its:_________________________________

                            THE 1130 RAINIER BUILDING

                                   EXHIBIT "A"

                                   Floor Plan

                                  EXHIBIT "A-1"

                                Legal Description

Lots 17 through 28 in Block 24 of Rainier Boulevard Addition to the city of Seattle, as per plat recorded in Volume 9 of Plats, Page 59, records of King County, Washington; all situated in the City of Seattle, County of King, State of Washington

                            THE 1130 RAINIER BUILDING

                                   EXHIBIT "B"

                              WORK LETTER AGREEMENT

Ladies and Gentlemen:

You (hereinafter called "Tenant") and we (hereinafter called "Landlord") are executing simultaneously with this Work Letter Agreement, a written lease (the "Lease") covering those certain premises more particularly described in Exhibit "A" to the Lease, (hereinafter referred to as the "Premises") in the building addressed at 1130 Rainier Ave So, Seattle, Washington 98144.

To induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows: NO WORK- THE PREMISES ARE LEASED "AS IS"

1. TENANT'S PLANS AND SPECIFICATIONS.

         a. Except to the extent otherwise provided in Subparagraph 1.b. and 1.c., Landlord agrees that, at its sole cost and expense, through its architect or space planner, Landlord will furnish all architectural, mechanical and electrical engineering plans required for the performance of the work (hereinafter referred to as "Building Standard Work", Exhibit "B-1") herein below described, including complete detailed plans and specifications for Tenant's partition layout, reflected ceiling, heating and air conditioning, electrical outlets and switches and telephone outlets.

         b. It is understood and agreed that Tenant may require work (hereinafter referred to as "Building Nonstandard Work") different from or in addition to the Building Standard Work. In such event, any architectural, mechanical, electrical and plumbing plans and specifications required shall be furnished, at Tenant's sole cost and expense, by Landlord's architect or space planner.

         c. It is understood and agreed that any interior decorating service, such as selection of wall paint colors and/or wall coverings, fixtures, carpeting, and any or all other decorator items required by Tenant in the performance of said work referred to hereinabove in Subparagraphs 1.a. and 1.b. shall be at Tenant's sole cost and expense.

         d. It is understood and agreed that all plans and specifications referred to hereinabove in Subparagraphs 1.a. and 1.b. are subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld.

2. BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE.

         Landlord agrees, at its sole cost and expense to furnish and install all of the following "Building Standard Work" limited to the quantities and/or dollar amount specified on the attached Exhibit "B-1", and as selected and specified by Landlord and as indicated on Tenant's final approved plans.

3. BUILDING NONSTANDARD WORK AT TENANT'S COST AND EXPENSE.

         Provided Tenant's plans and specifications are furnished by the date required hereinabove in Subparagraph 1.e., Landlord shall cause Tenant's "Building Nonstandard Work" to be installed by Landlord's contractor, but at Tenant's sole cost and expense. Prior to commencing any such work, Landlord, its contractor, or its architects shall submit to Tenant a written estimate of the cost thereof. If Tenant fails to provide to Landlord written notice of its approval of such costs within five (5) days after submission thereto to Tenant, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work.

4. SUBSTITUTION AND CREDITS.

         Tenant may, with Landlord's approval and provided that Landlord has not previously purchased said material, select different new materials (except window coverings) in place of "Building Standard Work" materials which would otherwise be initially furnished and installed by Landlord for or in the interior of the Premises under the provisions of this Work Letter Agreement, provided such selection is indicated on said Tenant's final plans. If Tenant shall make any such selection and if the cost of such different new materials of Tenant's selection shall exceed Landlord's cost of the "Building Standard Work" materials thereby replaced, Tenant shall pay to Landlord, as hereinafter provided, the difference between the cost of such different new materials and the credit given by Landlord for the materials thereby replaced.

         No such different new materials shall be furnished and installed in replacement for any of Landlord's "Building Standard Work" materials until Landlord or its contractor and/or its architect or space planner shall have advised Tenant in writing of, and Landlord or this contractor and/or it architect or space planner have agreed in writing on, the cost of such different materials and Landlord's cost of such replaced Landlord's "Building Standard Work" materials.

One hundred percent (100%) of all amounts payable by Tenant to Landlord pursuant to Paragraphs 3. and 4. of this Work Letter Agreement shall be paid by Tenant upon Tenant's execution of the written estimate for the work required.

5. COMPLETION AND RENTAL COMMENCEMENT DATE.

         It is agreed that Tenant's obligation for the payment of rent under the Lease shall not commence until Landlord has substantially completed all work to be performed by Landlord as hereinabove set forth in Paragraphs 2. and 3.; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

         a. Tenant's failure to furnish plans and specifications in accordance with the date specified hereinabove in Subparagraph 1.e.; or

         b. Tenant's request for materials, finishes or installations other than Landlord's "Building Standard Work"; or

         c. Tenant's changes in the said plans and specifications after their submission to Landlord in accordance with the provisions of Subparagraph 1.e. hereinabove; or

         d. Tenant's failure to approve estimates pursuant to Paragraph 3. hereinabove covering "Building Nonstandard Work"; then the commencement of the term of said lease shall be accelerated by the number of days of such delay.

         If the foregoing correctly sets forth our understanding, kindly sign copies of this Work Letter Agreement where indicated.

LANDLORD:                                  TENANT:

1130 Rainier LLC, a Washington limited     _____________________________________
liability company

by SEAVEST FINANCIAL CORPORATION
   a Washington Corporation,
   managing member                         by:__________________________________

by:_________________________________       Its:_________________________________
   Paul E. Krug, President

                            THE 1130 RAINIER BUILDING

                                  EXHIBIT "B-1"

                             Building Standard Work

Landlord shall build, per a mutually agreed upon space plan and working drawings, all Tenant Improvement at a cost not to exceed N/A and no/100 Dollars ($ N/A ). This allowance shall include the cost of all construction, taxes, permits, contractor profits, construction drawing preparation, and the cost of standard space planning. THE PREMISES ARE LEASED "AS IS "

All Tenant Improvements shall utilize building standard materials unless specified in writing by the Tenant and agreed to by the Landlord. Landlord will use its best efforts to expedite the construction process and minimize the disruption to Tenant's business activity. Tenant agrees to cooperate, as is reasonable, with Landlord in completing the required Tenant Improvements.

                            THE 1130 RAINIER BUILDING

                                   EXHIBIT "C"

                              Rules and Regulations

1. No sign, placard, picture, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord. Tenant shall have the non exclusive right to place signs on the exterior of the Building, subject to Landlord, City of Seattle, and Historical Preservation Board approval. All Costs associated with Tenant's signage, including, without limitation, all repair and maintenance costs occasioned by the installation of the signage and all repair and maintenance subsequently occasioned to the Building or the signage as a result of the Tenant's signage shall be borne by the Tenant.

2. If Landlord objects in writing to any curtain, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalk, halls, passages, exits, entrances, elevators, escalators and stairways of the Building. The halls, passages, exits, entrances, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such assess to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

6. Landlord will furnish to Tenant, free of charge, two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any key so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load on any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense to Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use of permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any government energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall use best efforts to close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or boot blacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Except for equipment reasonably required for Tenant's Business (with Landlord's prior consent which shall not be unreasonably withheld), Tenant shall: (i) not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building; or (ii) interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Other than to hand pictures/paintings, photographs, marking or bulletin boards, and the like, Tenant shall not mark, drive nails, screws or drill into the partitions, woodwork or plaster or any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21.  Deleted..

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. In addition, Tenant and its employees shall be permitted to use a microwave oven to heat or re-heat common consumable foods.

26. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions.

31. Tenant shall not park its vehicles in parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant's visitors shall park in the designated visitor spaces..

32. Landlord may waive one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the tenants in the Building.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for the safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

35. Tenant shall be responsible for the observance of all to the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT D

                      STANDARDS FOR UTILITIES AND SERVICES

The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, at Tenant's sole cost, Landlord shall:

     (a) Provide non-attended automatic passenger and one non-attended freight elevator facility twenty four (24) hours per day, seven (7) days per week.

     (b) On all days of the year ("24/7") as requested by Tenant, ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. The building standard comfortable occupancy temperature shall range between 68 degrees F and 78 degrees F during usual business hours. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window covering in the Premises closed whenever the system is in operation. Tenant agrees to co-operate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

     (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting, the computer center known as "Grand Central", and fractional horsepower office business machines in the amount of the number of watts per square foot requested by Tenant, but in no event more than the total current size of the electrical service to the building less the amount of power needed for like purposes for the remainder of the Building not occupied by Tenant. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and other than Tenant's existing equipment (including desk-top personal computers and other similar devices), Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld, delayed, or conditioned.

     (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

     (e) Provide janitor service to the Premises, provided the same are used, exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord, Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish usually attendant upon the use of the Premises as offices.

Landlord reserves the right to stop services of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary (upon reasonable advance notice when possible), by reason of accident or emergency or for repairs, alterations or improvements, in the reasonable judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenant, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   Addendum A
                                      Lease
                                     Between
                                1130 Rainier LLC
                                       and
                              Loudeye Corp. et. al.
                            Dated: December 20, 2003

     The following terms and conditions shall supercede any terms and conditions to the contrary which may be contained in the above described lease to which this Addendum is attached:

     1 .ANNUAL BASIC RENT; The annual basic rent per square foot leased shall be:

Year                 Annual Rent per square foot
 1                               $21.00
 2                               $22.05

Provided however, Landlord shall have the option to accept in lieu of cash warrants or other equity instruments offered by Tenant which are acceptable to Landlord in partial payment of the rent based on the following formula:

                    During the first year of the term only, Tenant shall pay to Landlord $43,000 of the total monthly rent in cash (but only $33,000 per month during the period January 1, 2004, through March 31, 2004) in the manner set forth in paragraph 3, below, and the balance of the first year's annual rent due, $337,363, shall be paid on lease execution by warrants, options, or other equity instruments acceptable to Landlord and approved by the Tenant's board of directors, the total value of which shall equal $337,363 on the day this agreement is approved by Tenant's board of directors. Landlord shall exercise this option, if at all, by a written notification (or by e-mail) to Tenant on the same day of approval by Tenant's board of directors and receipt of written notification(or by e-mail) thereof by Landlord.

     2. LANDLORD'S RIGHT TO TERMINATE LEASE. The Landlord shall have the continuing right to terminate this Lease as to either or both floors 1 or 2, or any portion thereof, upon one hundred and fifty (150) days prior written notice to Tenant in the event Landlord leases all or a portion of either or both floors.

     3. TIMING OF TENANT'S PAYMENTS. Rent, utilities, and expenses shall be prepaid monthly, in advance, so long as Tenant has not defaulted on its lease obligations and Tenant's unrestricted cash on hand covers its current burn rate for the next two (2) years. If either of these conditions is not met, Tenant thereafter shall pay rent, utilities, and expenses quarterly, in advance.

     4. ADDITIONAL EXPENSE REIMBURSEMENTS. Tenant shall pay for all utilities relating to its entire space and the following additional extraordinary costs relating to its computer room: (a) UPS, generator, wiring, and HVAC repair and maintenance; (b) security; (c) life safety; (d) insurance; and (e) damage to its equipment not otherwise covered by Landlord's or Tenant's insurance.

     5. ROOF RIGHTS. Tenant shall have the right to use the existing communication dishes and/or antennae on the roof of the Building at no charge throughout the term of this Lease.

     6. FINANCIAL REPORTING. In the event Tenant ceases to be a publicly traded company, Tenant shall provide Landlord with such quarterly operating and balance sheet reports as may be required by Landlord or Landlord's lenders.

     7. CONFLICT. In the event of a conflict between any term or condition contained in this Addendum and a term or condition contained in the Lease to which this Addendum is attached, the term or condition contained in this Addendum shall prevail.

STATE OF WASHINGTON        )
                           )ss.
COUNTY OF..........        )

On this day of _______20______ before me, the undersigned, a Notary Public in and for the State of_________ duly commissioned and sworn, personally appeared ____________to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that _____ signed the same as ______ free and voluntary act and deed, for the uses and purposes therein mentioned.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                           _____________________________________
                                           Notary Public in and for the State of
                                           Washington,

STATE OF WASHINGTON     )
                        )ss
COUNTY OF KING          )

On this ____ day of ______________________, 20____, before me personally appeared Paul E. Krug, to me known to be the President of Seavest Financial Corporation, managing member of 1130 Rainier LLC, the limited liability company that executed the within and foregoing instrument and acknowledged the same instrument to be the free and voluntary act of said partnership, for the uses and purposes therein mentioned and on oath stated that he is authorized to execute said instrument.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                 _____________________________________________
                                 NOTARY PUBLIC in and for the State of _______ Residing at:___________________________________

                                 My Commission expires:_________________________